                                                                   Exhibit 10.18
                                                                   -------------


                             REAL ESTATE TERM NOTE
                             ---------------------


$6,000,000.00                                                  September 8, 1995
                                                               Dayville, CT


     FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower"), by this promissory note (hereinafter, called this "Note"), absolutely and unconditionally promises to pay to the order of SHAWMUT CAPITAL CORPORATION, a Connecticut corporation (hereinafter, together with its successors in title and assigns, called the "Lender"), in such coin or currency of the United States as shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), in installments as hereinafter provided, together with interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or unpaid portion thereof shall have become due and payable as hereinafter provided.

     This Note is the Real Estate Term Note referred to in, and issued pursuant to, that certain Loan and Security Agreement between the Borrower and the Lender dated January 21, 1993 (hereinafter, as originally executed and amended from time to time since such date and by a Third Amendment thereto dated August 9, 1995, or, if varied or supplemented or amended and restated from time to time, as so varied or supplemented or amended and restated, called the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Security Documents" as defined in the Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the respective meaning ascribed to them in the Loan Agreement.

     The unpaid principal (not at the time overdue) under this Note shall bear interest, at the Borrower's election subject to the terms and conditions of the Loan Agreement, at either a variable rate per annum equal to one-half of one percent (1/2%) above the Base Rate, or the Euro-Dollar Rate plus two and one-half percent (2-1/2%). Accrued interest on the unpaid principal under this Note shall be payable as specified below.

     The Borrower acknowledges and understands that the Base Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the par annum rate of interest publicly announced by the Shawmut Bank

Connecticut, N.A. from time to time as its base rate and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. After the date hereof, the rate of interest in effect hereunder shall be increased and decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this
Note is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder in excess of the highest applicable rate, such rate shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall promptly refund to the Borrower any interest received by the Lender in excess of the maximum lawful rate or, if so requested by the Borrower, shall apply such excess to the principal balance of this Note. It is the intent hereof that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under applicable law.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on September 1, 1995, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

          (b) Commencing on September 1, 1995, and continuing on the first day of each month thereafter to and including the first day of July, 1998, principal payments in the amount $25,000 each; and

          (c) On July 31, 1998, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

                                      -2-
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Notwithstanding the foregoing, the entire unpaid principal balance, all interest accrued thereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 3.4 thereof.

     This Note shall be subject to mandatory prepayment in accordance with the provisions of the Loan Agreement. The Borrower may prepay the unpaid principal of this Note in whole at any time or in part from time to time without premium or penalty.

     All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities. Any prepaid principal of this Note may not be reborrowed.

     The occurrence of an Event of Default under the Loan Agreement, including, without limitation, the failure to pay any installment of principal or interest on this Note in full on or within ten (10) days after the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle the Lender, at its option, upon or at any time after the occurrence of any such Event of Default, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrower, all of which the Borrower hereby expressly waives. If this
Note is collected by or through an attorney at law, then the Borrower shall be obligated to pay, in addition to the principal balance, interest accrued thereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred by the Lender.

     All computations of interest payable as provided in this Note shall be made by the Lender on the basis of the actual number of days elapsed divided by 360.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrower, for itself and its legal representatives, successors and assigns, irrevocably and expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder

                                      -3-
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shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Lender of any right or remedy preclude any other right or remedy. The Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrower. The Borrower agrees that, without releasing or impairing the Borrower's liability hereunder, the Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, sealed and delivered in Glastonbury, Connecticut, on the date first above written.


ATTEST:                                 CORNUCOPIA NATURAL FOODS, INC.


 /s/ Norman Cloutier                    By:  /s/ Steven Townsend
- -------------------------------             -------------------------
                                            Name:  Steven Townsend
                                            Title: CFO

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